                                                                         Exhibit 10.23

Toscana Group, Inc.-Class A Warrant

NEITHER  THIS WARRANT NOR THE SHARES  ISSUABLE  UPON  EXERCISE  HEREOF HAVE BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE  "SECURITIES  ACT")
OR ANY OTHER APPLICABLE STATE SECURITIES LAWS IN RELIANCE UPON AN EXEMPTION FROM
THE  REGISTRATION  REQUIREMENTS OF THE SECURITIES ACT.  NEITHER THIS WARRANT NOR
THE SHARES  ISSUABLE UPON  EXERCISE  HEREOF MAY BE SOLD,  PLEDGED,  TRANSFERRED,
ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
STATEMENT  UNDER THE  SECURITIES  ACT OR IN A  TRANSACTION  WHICH IS EXEMPT FROM
REGISTRATION  UNDER THE PROVISIONS OF THE SECURITIES ACT OR ANY APPLICABLE STATE
LAWS.

                             STOCK PURCHASE WARRANT

                  To Purchase 200,000 Shares of Common Stock of
                           AMERICANA PUBLISHING, INC.

     THIS  CERTIFIES  that,  for  value  received,   TOSCANA  GROUP,  INC.  (the
"Holder"),  is  entitled,  upon the  terms and  subject  to the  limitations  on exercise and the conditions  hereinafter  set forth, at any time on or after the date  hereof  (the  "Initial  Exercise  Date")  and on or prior to the  close of business  on March __,  2009 (the  "Termination  Date") but not  thereafter,  to subscribe  for and purchase  from  AMERICANA  PUBLISHING,  INC.,  a  corporation incorporated  in the State of Colorado (the  "Company"),  200,000  shares of the
Company's  common stock,  $.001 par value (the "Common  Stock"  and/or  "Warrant
Shares"). The purchase price of one share of Common Stock (the "Exercise Price")
under  this  Warrant  shall be the  lesser of (i) the  average  of the  lowest 3 trading prices during the 30 trading days  immediately  prior to the date hereof discounted  by 50% or (ii) the average of the lowest 3 trading days  immediately prior to the exercise date  discounted by 50%. The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided  herein.  The shares  underlying  this Warrant shall have  registration rights as set forth in a Registration Rights Agreement of even date herewith.

     1.Title to  Warrant.  Prior to the  Termination  Date and subject to compliance  with  applicable  laws,  this Warrant and all rights  hereunder  are transferable, in whole or in part, at the office or agency of the Company by the
Holder hereof in person or by duly authorized  attorney,  upon surrender of this
Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.Authorization of Shares.  The Company covenants that all shares of
Common Stock which may be issued upon the exercise of rights represented by this
Warrant will, upon exercise of the rights  represented by this Warrant,  be duly authorized,  validly  issued,  fully paid and  non-assessable  and free from all taxes,  liens and charges in respect of the issue  thereof  (other than taxes in respect of any transfer occurring contemporaneously with such issue).

     3.Exercise of Warrant.

          1. Except as provided  in Section 4 herein,  exercise of the  purchase rights  represented  by this Warrant may be made at any time or times on or after the Initial  Exercise  Date,  and before the close of business on the
     Termination  Date by the  surrender  of this  Warrant  and  the  Notice  of
     Exercise Form annexed  hereto duly  executed,  at the office of the Company
     (or such  other  office or agency of the  Company  as it may  designate  by notice in writing to the  registered  holder  hereof at the address of such holder  appearing  on the books of the  Company)  and upon  payment  of the
     Exercise  Price  of the  shares  thereby  purchased  by  wire  transfer  or cashier's  check drawn on a United States bank,  the holder of this Warrant shall be  entitled  to  receive a  certificate  for the number of shares of
     Common Stock so  purchased.  Certificates  for shares  purchased  hereunder shall be delivered to the holder hereof within three (3) trading days after the date on which this Warrant shall have been exercised as aforesaid. This
     Warrant  shall be deemed to have been  exercised  and such  certificate  or certificates  shall be deemed to have been issued,  and Holder or any other person so  designated  to be named therein shall be deemed to have become a holder  of  record  of such  shares  for all  purposes,  as of the date the
     Warrant has been  exercised by payment to the Company of the Exercise Price and all taxes required to be paid by Holder,  if any, pursuant to Section 5 prior to the issuance of such shares.

          2. If this  Warrant  shall have been  exercised  in part,  the Company shall,  at  the  time  of  delivery  of  the  certificate  or  certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased  shares of Common Stock called for by this  Warrant,  which new  Warrant  shall in all other  respects  be identical with this Warrant.

          3. This  Warrant  shall also be  exercisable  by means of a  "cashless exercise"  in which the holder  shall be entitled to receive a  certificate for the number of shares equal to the quotient  obtained by dividing [(A-B)
     (X)] by (A), where:

               (A) = the average of the high and low trading prices per share of
          Common Stock on the trading day preceding the date of such election on the Nasdaq Stock  Market,  or if the Common Stock is not traded on the
          Nasdaq Stock Market, then the principal market in terms of volume, and converted into US Dollars;
               (B) = the Exercise Price of the Warrants; and
               (X) = the number of shares issuable upon exercise of the Warrants in accordance with the terms of this Warrant.

     4.  No  Fractional   Shares  or  Scrip.  No  fractional   shares  or  scrip
representing  fractional  shares  shall  be  issued  upon the  exercise  of this
Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such  exercise,  the Company shall,  at its option,  pay a cash adjustment in respect of such final  fraction in an amount equal to the Exercise
Price or round such amount up to the next whole share.

     5. Charges,  Taxes and  Expenses.  Issuance of  certificates  for shares of
Common Stock upon the exercise of this Warrant  shall be made without  charge to the Holder hereof for any issue or transfer tax or other  incidental  expense in respect of the  issuance of such  certificate,  all of which taxes and  expenses shall be paid by the Company,  and such certificates shall be issued in the name of the Holder of this Warrant or in such name or names as may be directed by the
Holder of this Warrant;  provided,  however,  that in the event certificates for shares of Common  Stock  are to be issued in a name  other  than the name of the
Holder of this  Warrant,  this Warrant when  surrendered  for exercise  shall be accompanied by the Assignment  Form attached  hereto duly executed by the Holder hereof, and the Company may require,  as a condition  thereto,  the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

     6. Closing of Books.  The Company will not close its  shareholder  books or records in any manner which prevents the timely exercise of this Warrant.

     7. Transfer,  Division and Combination.  (a) Subject to compliance with any applicable  securities laws,  transfer of this Warrant and all rights hereunder, in whole or in part,  shall be  registered  on the  books of the  Company  to be maintained  for such  purpose,  upon  surrender of this Warrant at the principal office of the  Company,  together  with a  written  assignment  of this  Warrant substantially  in the form attached  hereto duly executed by Holder or its agent or attorney  and funds  sufficient  to pay any transfer  taxes  payable upon the making of such transfer. Upon such surrender and, if required, such payment, the
Company  shall  execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument  of  assignment,  and  shall  issue  to the  assignor  a new  Warrant evidencing  the portion of this Warrant not so assigned,  and this Warrant shall promptly be cancelled.  A Warrant,  if properly assigned,  may be exercised by a new holder  for the  purchase  of shares of Common  Stock  without  having a new
Warrant issued.

          (b) This Warrant may be divided or combined  with other  Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be  issued,  signed by Holder or its agent or  attorney.  Subject to compliance  with Section 7(a), as to any transfer  which may be involved in such division or  combination,  the Company shall execute and deliver a new
     Warrant or Warrants  in exchange  for the Warrant or Warrants to be divided or combined in accordance with such notice.

          (c) The Company  shall  prepare,  issue and deliver at its own expense
     (other than transfer  taxes) the new Warrant or Warrants under this Section
     7.

          (d) The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

     8. No Rights as Shareholder  until Exercise.  This Warrant does not entitle the Holder hereof to any voting  rights or other rights as a shareholder  of the
Company prior to the exercise hereof. Upon the surrender of this Warrant and the payment of the aggregate  Exercise Price,  the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record  owner of such shares as of the  close of  business  on the  later of the  date of such  surrender  or payment.

     9. Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence  reasonably  satisfactory  to it of the loss,  theft,  destruction or mutilation of this Warrant  certificate or any stock certificate  relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which shall not include the posting of any bond),  and upon  surrender and  cancellation  of such  Warrant or stock  certificate,  if  mutilated,  the Company  will make and deliver a new  Warrant or stock  certificate  of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the  expiration of any right  required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised until 5:00 P.M. New York Time on the next succeeding day not a Saturday, Sunday or legal holiday.

     11.  Adjustments of Exercise Price and Number of Warrant Shares.  (a) Stock
Splits, etc. The number and kind of securities  purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment  from time to time upon the happening of any of the  following.  In case the Company shall (i)
pay a dividend  in shares of Common  Stock or make a  distribution  in shares of
Common Stock to holders of its  outstanding  Common  Stock,  (ii)  subdivide its outstanding  shares of Common  Stock  into a greater  number of shares of Common
Stock,  (iii)  combine  its  outstanding  shares of Common  Stock into a smaller number of shares of Common  Stock or (iv) issue any shares of its capital  stock in a  reclassification  of the Common Stock,  then the number of Warrant  Shares purchasable  upon  exercise of this Warrant  immediately  prior thereto shall be adjusted  so that the holder of this  Warrant  shall be  entitled to receive the kind and number of Warrant  Shares or other  securities  of the Company which it would  have  owned or have  been  entitled  to  receive  had such  Warrant  been exercised in advance  thereof.  Upon each such adjustment of the kind and number of Warrant  Shares or other  securities  of the  Company  which are  purchasable hereunder,  the holder of this Warrant shall  thereafter be entitled to purchase the number of Warrant Shares or other securities  resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect  immediately prior to such adjustment by the number of  Warrant  Shares  purchasable  pursuant  hereto  immediately  prior  to  such adjustment and dividing by the number of Warrant  Shares or other  securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become  effective  immediately  after the effective date of such event retroactive to the record date, if any, for such event.

     12. Reorganization,  Reclassification, Merger, Consolidation or Disposition
of Assets.  In case the Company shall  reorganize  its capital,  reclassify  its capital stock,  consolidate or merge with or into another corporation (where the
Company  is not the  surviving  corporation  or where  there  is a change  in or distribution with respect to the Common Stock of the Company), or sell, transfer or  otherwise  dispose  of all or  substantially  all its  property,  assets  or
business   to  another   corporation   and,   pursuant  to  the  terms  of  such
reorganization,   reclassification,  merger,  consolidation  or  disposition  of assets, shares of common stock of the successor or acquiring corporation, or any cash,  shares of stock or other securities or property of any nature  whatsoever
(including  warrants or other subscription or purchase rights) in addition to or in lieu of  common  stock of the  successor  or  acquiring  corporation  ("Other
Property"),  are to be received by or distributed to the holders of Common Stock of the Company,  then Holder shall have the right  thereafter  to receive,  upon exercise of this Warrant,  the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving  corporation, and  Other  Property  receivable  upon or as a  result  of such  reorganization, reclassification,  merger, consolidation or disposition of assets by a holder of the  number of shares of Common  Stock for which  this  Warrant  is  exercisable
immediately   prior  to  such  event.  In  case  of  any  such   reorganization,
reclassification,  merger, consolidation or disposition of assets, the successor or acquiring  corporation (if other than the Company) shall expressly assume the due and  punctual  observance  and  performance  of each and every  covenant and condition of this  Warrant to be  performed  and observed by the Company and all the obligations and liabilities hereunder,  subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of
Directors  of the  Company)  in order to provide  for  adjustments  of shares of
Common  Stock for which this  Warrant is  exercisable  which  shall be as nearly equivalent as  practicable to the  adjustments  provided for in this Section 12.
For purposes of this  Section 12,  "common  stock of the  successor or acquiring corporation"  shall include stock of such  corporation of any class which is not preferred  as to  dividends  or  assets  over any  other  class of stock of such corporation  and which is not subject to  redemption  and shall also include any evidences  of  indebtedness,  shares  of  stock or other  securities  which  are convertible into or exchangeable for any such stock,  either immediately or upon the arrival of a specified  date or the  happening of a specified  event and any warrants  or other  rights to  subscribe  for or purchase  any such  stock.  The foregoing  provisions  of this Section 12 shall  similarly  apply to  successive reorganizations,  reclassifications,  mergers,  consolidations or disposition of assets.

     13. Voluntary Adjustment by the Company. The Company may at any time during the term of this Warrant,  reduce the then current  Exercise Price to any amount and for any period of time deemed  appropriate  by the Board of Directors of the
Company.

     14. Notice of  Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other  property  purchasable  upon the exercise of this
Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested,  to the holder of this Warrant notice of such  adjustment or  adjustments  setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise  Price of such Warrant Shares (and other  securities  or property)  after such  adjustment,  setting  forth a brief statement  of  the  facts  requiring  such  adjustment  and  setting  forth  the computation by which such  adjustment was made.  Such notice,  in the absence of manifest  error,  shall  be  conclusive  evidence  of the  correctness  of  such adjustment.

     15. Notice of Corporate Action. If at any time:

          (a) the Company shall take a record of the holders of its Common Stock for  the  purpose  of  entitling  them  to  receive  a  dividend  or  other distribution,  or any right to subscribe  for or purchase any  evidences of its indebtedness,  any shares of stock of any class or any other securities or property, or to receive any other right, or

          (b) there  shall be any capital  reorganization  of the  Company,  any reclassification or recapitalization of the capital stock of the Company or any  consolidation or merger of the Company with, or any sale,  transfer or other  disposition  of all or  substantially  all the  property,  assets or business of the Company to, another corporation or,

          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

               then, in any one or more of such cases, the Company shall give to
          Holder (i) at least 30 days' prior written notice of the date on which a record date shall be selected  for such  dividend,  distribution  or right  or for  determining  rights  to vote  in  respect  of any  such
          reorganization,   reclassification,   merger,   consolidation,   sale,
          transfer, disposition, liquidation or winding up, and (ii) in the case of any such reorganization,  reclassification,  merger, consolidation, sale, transfer, disposition,  dissolution,  liquidation or winding up, at least 30 days' prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing  clause also shall specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common  Stock  shall be entitled to any such  dividend, distribution or right, and the amount and character thereof,  and (ii)
          the date on which any such reorganization,  reclassification,  merger, consolidation, sale, transfer, disposition,  dissolution,  liquidation or winding up is to take place and the time, if any such time is to be fixed,  as of which the  holders of Common  Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such disposition, dissolution, liquidation or winding
          up. Each such written notice shall be sufficiently  given if addressed to Holder at the last address of Holder  appearing on the books of the
          Company.

     16. Authorized Shares.  The Company covenants that during the period the Warrant is  outstanding,  it will reserve from its  authorized  and unissued
Common  Stock a  sufficient  number of shares to provide for the issuance of the
Warrant Shares upon the exercise of any purchase rights under this Warrant.  The
Company  further  covenants  that its issuance of this Warrant shall  constitute full authority to its officers who are charged with the duty of executing  stock certificates  to execute and issue the  necessary  certificates  for the Warrant
Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such  reasonable  action as may be  necessary  to assure that such
Warrant  Shares  may be issued  as  provided  herein  without  violation  of any applicable law or regulation,  or of any  requirements  of the principal  market upon which the Common Stock may be listed.

     The  Company  shall  not  by any  action,  including,  without  limitation, amending  its  certificate  of  incorporation  or  through  any  reorganization, transfer  of  assets,  consolidation,  merger,  dissolution,  issue  or  sale of securities or any other voluntary action,  avoid or seek to avoid the observance or  performance  of any of the terms of this  Warrant,  but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or  appropriate to protect the rights of Holder against  impairment.  Without  limiting the  generality  of the  foregoing,  the
Company  will (a) not  increase  the par value of any  shares  of  Common  Stock receivable  upon the exercise of this Warrant above the amount payable  therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be  necessary  or  appropriate  in order that the Company may validly and legally issue fully paid and  non-assessable  shares of Common Stock upon the exercise of this Warrant,  and (c) use commercially  reasonable efforts to obtain  all such  authorizations,  exemptions  or  consents  from any  public regulatory  body having  jurisdiction  thereof as may be necessary to enable the
Company to perform its obligations under this Warrant.

     Before  taking any action which would result in an adjustment in the number of shares  of Common  Stock for which  this  Warrant  is  exercisable  or in the
Exercise Price, the Company shall obtain all such  authorizations  or exemptions thereof,  or consents  thereto,  as may be necessary from any public  regulatory body or bodies having jurisdiction thereof.

     17. Miscellaneous.

          (a) Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall constitute a contract under the laws of New York,  without  regard to its  conflict of law,  principles  or rules,  and be subject to  arbitration  in the city of New York pursuant to the rules of the American Arbitration Association.

               4. Restrictions. The Holder hereof acknowledges that
          the Warrant Shares acquired upon the exercise of this Warrant,  if not registered,  will have  restrictions  upon resale imposed by state and federal securities laws.

               5.  Non-waiver and  Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall  operate  as a  waiver  of such  right  or  otherwise  prejudice
          Holder's  rights,  powers  or  remedies,  notwithstanding  all  rights hereunder  terminate on the Termination Date. If the Company willfully fails to comply with any provision of this Warrant,  the Company shall pay to Holder such amounts as shall be  sufficient  to cover any costs and  expenses  including,  but not limited to,  reasonable  attorneys'
          fees, including those of appellate proceedings,  incurred by Holder in collecting any amounts due pursuant  hereto or in otherwise  enforcing any of its rights, powers or remedies hereunder.

               6.Notices.  Any notice, request or other document required or  permitted  to be given or  delivered  to the Holder  hereof by the
          Company  shall be  delivered to the address of the Holder set forth in the Finders Agreement between the Holder and the Company.

               7.Limitation  of  Liability.  No provision  hereof, in the absence of affirmative  action by Holder to purchase  shares of Common
          Stock, and no enumeration herein of the rights or privileges of Holder hereof,  shall give rise to any  liability  of Holder for the purchase price of any Common Stock or as a stockholder of the Company,  whether such  liability  is  asserted by the  Company or by  creditors  of the
          Company.

               8.Remedies.  Holder,  in  addition  to being  entitled  to exercise  all rights  granted by law,  including  recovery of damages, will be  entitled  to specific  performance  of its rights  under this
          Warrant.  The  Company  agrees  that  monetary  damages  would  not be adequate  compensation  for any loss incurred by reason of a breach by it of the  provisions  of this Warrant and hereby  agrees to waive the defense in any action for  specific  performance  that a remedy at law would be adequate.

               9.Successors and Assigns. Subject to applicable securities laws,  this Warrant and the rights and  obligations  evidenced  hereby shall inure to the benefit of and be binding  upon the  successors  of the Company and the  successors and permitted  assigns of Holder.  The provisions  of this  Warrant are intended to be for the benefit of all holders from time to time of this Warrant and shall be  enforceable by any such Holder or any other holder of Warrant Shares.

               10.Indemnification.  The Company  agrees to indemnify  and hold harmless  Holder from and against any  liabilities,  obligations, losses, damages, penalties,  actions, judgments, suits, claims, costs, attorneys' fees,  expenses and  disbursements of any kind which may be imposed  upon,  incurred by or asserted  against  Holder in any manner relating to or arising out of any failure by the Company to perform or observe in any  material  respect  any of its  covenants,  agreements, undertakings  or  obligations  set  forth in this  Warrant;  provided, however,  that the Company will not be liable  hereunder to the extent
          that  any  liabilities,   obligations,   losses,  damages,  penalties,
          actions, judgments, suits, claims, costs, attorneys' fees, expenses or disbursements are found in a final non-appealable  judgment by a court to have  resulted  from  Holder's  negligence,  bad  faith or  willful misconduct in its capacity as a stockholder  or  warrantholder  of the
          Company.

               11.Amendment.  This  Warrant may be modified or amended or the provisions  hereof waived with the written  consent of the Company and the Holder.

               12.Severability. Wherever possible, each provision of this
          Warrant  shall be  interpreted  in such manner as to be effective  and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be  ineffective  to the  extent  of such  prohibition  or  invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

               13.Headings. The headings used in this Warrant are for the convenience  of  reference  only and shall not,  for any  purpose,  be deemed a part of this Warrant.

     IN WITNESS  WHEREOF,  the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

                  Dated: March __, 2002
                                            AMERICAN PUBLISHING, INC

                                            By:_____________________________
                                                  George Lovato, President

                               NOTICE OF EXERCISE

                         To: Americana Publishing, Inc.

     4. The  undersigned  hereby  elects to purchase  ________  shares of Common
Stock (the "Common Stock") of Americana  Publishing,  Inc. pursuant to the terms of the attached  Warrant,  and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     5. Please issue a certificate or certificates  representing  said shares of
Common  Stock  in the  name  of the  undersigned  or in  such  other  name as is specified below:

                                            _______________________________
                                            (Name)

                                            _______________________________
                                            (Address)
                                            _______________________________

                  Dated:

                                             ______________________________
                                                Signature

NY:98185.1
                                 ASSIGNMENT FORM

     (To assign the  foregoing  warrant,  execute this form and supply  required information. Do not use this form to exercise the warrant.)

     FOR VALUE RECEIVED,  the foregoing Warrant and all rights evidenced thereby are hereby assigned to

                  ______________________________ whose address is

                  ______________________________.

                  ______________________________

                         Dated:  ______________, _______

                         Holder's Signature:_____________________________

                         Holder's Address: _____________________________

                                           _____________________________

                  Signature Guaranteed:  _______________________________

     NOTE: The signature to this  Assignment  Form must correspond with the name as it appears on the face of the Warrant,  without  alteration or enlargement or any  change  whatsoever,  and must be  guaranteed  by a bank or  trust  company.
Officers  of   corporations   and  those   acting  in  an   fiduciary  or  other
representative  capacity  should file proper evidence of authority to assign the foregoing Warrant.